                                                                    EXHIBIT 99.1

                                                                  Form 1
TRANSMITTAL OF FINANCIAL REPORTS AND CERTIFICATION OF COMPLIANCE WITH OPERATING REQUIREMENTS FOR THE PERIOD ENDED: FEBRUARY 28, 2003

In re:   American Architectural Products Corporation         CASE NO: 00-43726
         -------------------------------------------         CHAPTER 11
         Debtor                                              Judge: Bodoh

As debtor in possession, I affirm:

         1. That I have reviewed the financial statements attached hereto, consisting of:

                           a.       Operating Statement (Form 2)

                           b.       Balance Sheet (Form 3)

                           c.       Summary of Operations (Form 4)

                           d.       Monthly Cash Statement (Form 5)

                           e.       Statement of Compensation (Form 6)

                  and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

         2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases IS in effect except as follows:

                           The Company has been unsuccessful in its attempts to obtain property insurance for the two unoccupied buildings owned by Forte, Inc. since January 15, 2003. The fair values of these properties are negligible.

         3. That all post petition taxes as described in Sections 1 and 14 of the Operating Instructions for Chapter 11 Cases ARE current.

         4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

I HEREBY CERTIFY, UNDER PENALTY OF PERJURY, THAT THE INFORMATION PROVIDED HEREIN IS TRUE AND CORRECT TO THE BEST OF MY INFORMATION AND BELIEF.

March 24, 2003                                 /s/ Joseph Dominijanni
--------------                                 ---------------------------------
Date                                           Joseph Dominijanni, President
                                               Debtor in Possession

                                               724-940-2330
                                               ------------
                                               Phone

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION, ET.AL.       CASE NUMBER 00-43276

NOTES:

Of the companies listed in the Notice of Bankruptcy Filing, the following companies are not active:

  AAPC Two Acquisition Company               AAPC Three Acquisition Company
  AAPC Four Acquisition Company              AAPC Five Acquisition Company
  AAPC Six Acquisition Company               AGI Liquidation Company 2002; f/k/a
                                                American Glassmith Company
  AWS Liquidation Company 2002,              Denver Window Company
  f/k/a American Weather-Seal
  Company
  Eagle Window and Door Center, Inc.         E&T 2002 Liquidation Company, f/k/a
                                                Eagle and Taylor Company
  Forte, Inc.                                Fortified Window and Door Company,
                                                f/k/a AAPC One Acquisition
                                                Company
  Modern Window Corporation                  Thermetic Glass, Inc.
  VinylSource, Inc.                          WIG Liquidation Company

Operating and Monthly Cash Statements for the above companies have not been prepared, as balances are zero. Any cash disbursements required by these entities are processed through the Corporate Disbursement account.

AAPC One Acquisition Company was activated in July 2001 and was renamed Fortified Window and Door Company.

The assets of Denver Window Company were sold in September 2001. The proceeds from the sale were applied to the DIP Facility Term Loan with CIT Business Credit.

Forte, Inc. is shut down with only clean-up issues remaining.

The assets of Binnings Pan American and TM Window and Door Company (Divisions of Binnings Building Products) were sold February 14, 2002. Fifty percent of the proceeds from the sale were applied to the DIP Facility Term Loan with CIT Business Credit and the remaining fifty percent of the proceeds were applied to the DIP Facility Revolver Loan with CIT Business Credit.

The assets of American Glassmith Company (n/k/a AGI 2002 Liquidation Company) were sold effective March 22, 2002. Fifty percent of the proceeds from the sale were applied to the DIP Facility Term Loan with CIT Business Credit and the remaining fifty percent of the proceeds were applied to the DIP Facility Revolver Loan with CIT Business Credit.

The assets of Eagle Window and Door Company, a division of Eagle and Taylor Company (n/k/a E&T 2002 Liquidation Company) were sold May 6, 2002. A portion of the proceeds from the sale were used to repay the total indebtedness under the DIP Facility Agreement with CIT Business Credit. The remaining proceeds were placed in a Dreyfus Government Cash Management Account with Fleet Bank.

New checking and lockbox accounts were established with National City Bank, Cleveland, Ohio in June 2002. The Fleet Bank lockbox and checking were closed in August 2002.

The assets of Thermetic Glass Inc. were sold August 23, 2002. The sale proceeds were placed in a Dreyfus Government Cash Management Account with National City Bank.

Certain assets of American Weather-Seal Company (n/k/a AWS Liquidation Company
2002) were sold December 6, 2002. The proceeds from the sale were placed in a Dreyfus Government Cash Management Account with National City Bank.

Certain assets of Binnings Building Products Company (n/k/a BBP Liquidation Company 2002) were sold December 31, 2002. The proceeds from the sale were placed in a Dreyfus Government Cash Management Account with National City Bank.

The Company sold one building owned by AWS Liquidation Company on February 28, 2003. The proceeds from the sale were placed in a Dreyfus Government Cash Management Account with National City Bank.

The Company has been unsuccessful in its attempts to obtain property insurance for the two unoccupied buildings owned by Forte, Inc. since January 15, 2003. The fair values of these properties are negligible.

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION
CASE # 00-43726                                                           FORM 2
OPERATING STATEMENT
FOR THE MONTH ENDED FEBRUARY 28, 2003

                                                                         AMERICAN       BINNINGS     DAVID
                                                        AMERICAN        WEATHER-SEAL    BUILDING     WINDOW
                                                      GLASSMITH INC.      COMPANY       PRODUCTS     COMPANY
                                                      -------------------------------------------------------
Net Sales                                               $        -       $       -      $      -   $3,773,160

Cost of Sales                                                    -               -             -    3,187,556
                                                      -------------------------------------------------------
    Gross Profit                                                 -               -             -      585,604

Selling Expense                                                  -               -             -      375,153
General and Administrative Expenses                              -               -             -      182,232
                                                      -------------------------------------------------------
    Income (Loss) from Operations                                -               -             -       28,219

Interest Expense, net                                            -               -             -       10,789
Reorganization Costs                                             -               -             -            -
Other (Income) Expense                                           -          59,419        (4,795)        (356)
                                                      -------------------------------------------------------
    Income (Loss) Before Taxes                                   -         (59,419)        4,795       17,786

Income Taxes                                                     -               -             -            -
                                                      -------------------------------------------------------
    Net Income (Loss)                                   $        -       $ (59,419)     $  4,795   $   17,786
                                                      =======================================================

                                                                          DENVER     EAGLE WINDOW
                                                       EAGLE & TAYLOR     WINDOW      AND DOOR      THERMETIC
                                                          COMPANY         COMPANY    CENTER INC.    GLASS INC.
                                                       ------------------------------------------------------

Net Sales                                              $         -       $       -      $      -   $        -

Cost of Sales                                                    -               -             -            -
                                                       ------------------------------------------------------
    Gross Profit                                                 -               -             -            -

Selling Expense                                                  -               -             -            -
General and Administrative Expenses                              -               -             -            -
                                                       ------------------------------------------------------
    Income (Loss) from Operations                                -               -             -            -

Interest Expense, net                                            -               -             -            -
Reorganization Costs                                             -               -             -            -
Other (Income) Expense                                      38,113               -             -        1,547
                                                       ------------------------------------------------------
    Income (Loss) Before Taxes                             (38,113)              -             -       (1,547)

Income Taxes                                                     -               -             -            -
                                                       ------------------------------------------------------
    Net Income (Loss)                                  $   (38,113)      $       -      $      -   $   (1,547)
                                                       ======================================================

                                                        FORTE, INC.      CORPORATE
                                                        --------------------------

Net Sales                                               $        -       $       -

Cost of Sales                                                    -               -
                                                        --------------------------
    Gross Profit                                                 -               -

Selling Expense                                                  -               -
General and Administrative Expenses                              -         187,390
                                                        --------------------------
    Income (Loss) from Operations                                -        (187,390)

Interest Expense, net                                            -               -
Reorganization Costs                                             -         225,376
Other (Income) Expense                                           -         (65,768)
                                                        --------------------------
    Income (Loss) Before Taxes                                   -        (346,998)

Income Taxes                                                     -               -
                                                        --------------------------
    Net Income (Loss)                                   $        -       $(346,998)
                                                        ==========================

THE FOLLOWING COMPANIES ARE INACTIVE:

   Fortified Window and Door, Inc. f.k.a. AAPC One Acquisition Corporation
   AAPC Two Acquisition Corporation         AAPC Three Acquisition Corporation
   AAPC Three Acquisition Corporation       AAPC Four Acquisition Corporation
   AAPC Four Acquisition Corporation        AAPC Five Acquisition Corporation
   AAPC Five Acquisition Corporation        AAPC Six Acquisition Corporation
   AAPC Six Acquisition Corporation
   Modern Window Company
   Vinylsource, Inc.
   WIG Liquidation Company

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION
CASE # 00-43726                                                           FORM 3
Balance Sheets
FEBRUARY 28, 2003

                                                                   AMERICAN
                                                 AMERICAN        WEATHER-SEAL  BINNINGS BUILDING   DANVID WINDOW   EAGLE & TAYLOR
                                               GLASSMITH INC.      COMPANY          PRODUCTS          COMPANY         COMPANY
                                               --------------  --------------  -----------------   -------------   --------------
ASSETS
Cash                                            $        -     $       (151)    $       (578)      $    423,577    $         -
Accounts receivable -- Pre-petition                      -                -                -                681              -
Accounts receivable -- Post-petition                     -                -            9,161          4,873,637              -
                                                ------------------------------------------------------------------------------
  Gross Accounts receivable                              -                -            9,161          4,874,318              -
Less: Allowance for Doubtful Accounts                    -                -                -           (264,758)             -
                                                ------------------------------------------------------------------------------
  Net Accounts Receivable                                -                -            9,161          4,609,560              -
Intercompany A/R-A/P                                     -                -                -                  -        712,903
Inventories                                              -                -                -          1,942,984              -
Prepaid expenses and other current assets                -                -                -            141,611          8,990
                                                ------------------------------------------------------------------------------
        TOTAL CURRENT ASSETS                             -             (151)           8,583          7,117,732        721,893

Property, plant & equipment, net                         -          852,880                -          1,778,678        724,952
Deposits and other assets                                -                -        1,502,640            959,975              -
                                                ------------------------------------------------------------------------------
        TOTAL NON-CURRENT ASSETS                         -          852,880        1,502,640          2,738,653        724,952
                                                ------------------------------------------------------------------------------
                                                $        -     $    852,729     $  1,511,223       $  9,856,385    $ 1,446,845
                                                ==============================================================================

LIABILITIES
Accounts payable -- Pre-petition                $  516,595     $  1,842,994     $  2,725,629       $  1,143,195    $   945,635
Accounts payable -- Post-petition                        -                -          187,934          1,295,225              -
                                                ------------------------------------------------------------------------------
  Total Accounts payable                           516,595        1,842,994        2,913,563          2,438,420        945,635
Accrued expenses - Other                            25,685          421,016          952,036            325,236              -
Accrued expenses - Payroll --
 Post-petition                                           -                -                -            319,496              -
Accrued expenses - warranty
 obligations--current                                    -                -                -                  -              -
Current Portion of Long Term Debt                        -                -                -                  -              -
Current portion of capital lease
 obligations                                             -                -                -             41,336              -
                                                ------------------------------------------------------------------------------
        TOTAL CURRENT LIABILITIES                  542,280        2,264,010        3,865,599          3,124,488        945,635

Long-term capital lease obligations,
 less current portion                                    -                -                -             52,615              -
Intercompany investment                          3,201,662       38,367,561       26,446,907         17,803,365     11,990,385
Intercompany payable/(receivable)                 (644,191)     (10,250,019)      20,022,263         (1,042,997)   (92,879,304)
Accrued warranty obligations, less
 current portion                                         -                -                -          1,020,137              -
Other liabilities                                        -                -                -          1,248,146              -
                                                ------------------------------------------------------------------------------
        TOTAL LONG-TERM LIABILITIES              2,557,471       28,117,542       46,469,170         19,081,266    (80,888,919)
                                                ------------------------------------------------------------------------------
        TOTAL LIABILITIES                        3,099,751       30,381,552       50,334,769         22,205,754    (79,943,284)

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $.001 par, authorized
 100,000 shares;                                         -                -                -                765          2,000
Additional paid in capital                               -                -                -          1,008,849              -
Treasury stock                                           -                -                -                  -              -
Retained earnings                               (3,099,751)     (29,528,823)     (48,823,546)       (13,358,983)    81,388,129
                                                ------------------------------------------------------------------------------
        TOTAL STOCKHOLDERS' EQUITY (DEFICIT)    (3,099,751)     (29,528,823)     (48,823,546)       (12,349,369)    81,390,129
                                                ------------------------------------------------------------------------------
                                                         -     $    852,729     $  1,511,223       $  9,856,385    $ 1,446,845
                                                ==============================================================================

                                                                 EAGLE WINDOW
                                                DENVER WINDOW      AND DOOR     THERMETIC GLASS,
                                                   COMPANY        CENTER INC.         INC.        FORTE, INC.     CORPORATE
                                                -------------    ------------   ---------------   -----------     ---------
ASSETS
Cash                                            $         -      $          -     $          -   $          -     $ 52,505,277
Accounts receivable -- Pre-petition                       -                 -                -              -
Accounts receivable -- Post-petition                      -                 -                -              -           20,571
                                                ------------------------------------------------------------------------------
  Gross Accounts receivable                               -                 -                -              -           20,571
Less: Allowance for Doubtful Accounts                     -                 -                -              -                -
                                                ------------------------------------------------------------------------------
  Net Accounts Receivable                                 -                 -                -              -           20,571
Intercompany A/R-A/P                             (1,014,024)                -                -                               -
Inventories                                               -                 -                -              -                -
Prepaid expenses and other current assets                 -                 -                -              -          586,281
                                                ------------------------------------------------------------------------------
        TOTAL CURRENT ASSETS                     (1,014,024)                -                -              -       53,112,129

Property, plant & equipment, net                          -                 -                -        200,000        1,331,783
Deposits and other assets                                 -                 -                -              -          605,429
                                                ------------------------------------------------------------------------------
        TOTAL NON-CURRENT ASSETS                          -                 -                -        200,000        1,937,212
                                                ------------------------------------------------------------------------------
                                                $(1,014,024)     $          -     $          -   $    200,000     $ 55,049,341
                                                ==============================================================================

LIABILITIES
Accounts payable -- Pre-petition                $    31,372      $        502     $     31,321   $          -     $    902,474
Accounts payable -- Post-petition                         -                 -                -              -           93,965
                                                ------------------------------------------------------------------------------
  Total Accounts payable                             31,372               502           31,321              -          996,439
Accrued expenses - Other                                  -                 -            5,000              -       18,484,352
Accrued expenses - Payroll --
 Post-petition                                            -                 -                -              -           65,299
Accrued expenses - warranty
 obligations--current                                     -                 -                -              -                -
Current Portion of Long Term Debt                         -                 -                -              -      132,500,000
Current portion of capital lease
 obligations                                              -                 -                -              -                -
                                                ------------------------------------------------------------------------------
        TOTAL CURRENT LIABILITIES                    31,372               502           36,321              -      152,046,090
Long-term capital lease obligations, less
 current portion                                          -                 -                -              -                -
Intercompany investment                             221,015                 -        4,201,527        366,907     (105,926,487)
Intercompany payable/(receivable)                         -         3,219,382        6,434,185     17,363,855       57,776,220
Accrued warranty obligations, less
 current portion                                          -                 -                -              -                -
Other liabilities                                         -                 -                -              -                -
                                                ------------------------------------------------------------------------------
        TOTAL LONG-TERM LIABILITIES                 221,015         3,219,382       10,635,712     17,730,762      (48,150,267)
                                                ------------------------------------------------------------------------------
        TOTAL  LIABILITIES                          252,387         3,219,884       10,672,033     17,730,762      103,895,823

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $.001 par, authorized
 100,000 shares;                                          -                 -                -        484,601        1,661,466
Additional paid in capital                                -                 -                -      5,276,329        6,934,698
Treasury stock                                            -                 -                -              -         (100,000)
Retained earnings                                (1,266,411)       (3,219,884)     (10,672,033)   (23,291,692)     (57,342,646)
                                                ------------------------------------------------------------------------------
        TOTAL STOCKHOLDERS' EQUITY (DEFICIT)     (1,266,411)       (3,219,884)     (10,672,033)   (17,530,762)     (48,846,482)
                                                ------------------------------------------------------------------------------
                                                $(1,014,024)     $          -     $          -   $    200,000     $ 55,049,341
                                                ==============================================================================

THE FOLLOWING COMPANIES ARE INACTIVE:

  Fortified Window and Door, Inc. f.k.a. AAPC One Acquisition Corporation
  AAPC Two Acquisition Corporation         AAPC Three Acquisition Corporation
  AAPC Three Acquisition Corporation       AAPC Four Acquisition Corporation
  AAPC Four Acquisition Corporation        AAPC Five Acquisition Corporation
  AAPC Five Acquisition Corporation        AAPC Six Acquisition Corporation
  AAPC Six Acquisition Corporation
  Modern Window Company
  Vinylsource, Inc.
  WIG Liquidation Company

Monthly Summary of Operations                            Form 4
BINNINGS BUILDING PRODUCTS, INC.,
Period Ended: FEBRUARY 28, 2003                             Case Number 00-43726
Schedule of Postpetition Taxes Payable

                                     Beginning            Accrued/           Payments/         Ending
                                      Balance             Withheld           Deposits          Balance
                                      -------             --------           --------
Income taxes withheld:
Federal                              $       -            $      -           $      -          $     -
State                                        -                   -                  -                -
Local                                        -                   -                  -                -

FICA withheld                                -                   -                  -                -

Employers FICA                               -                   -                  -                -

Unemployment tax:
Federal                                      -                   -                  -                -
State                                        -                   -                  -                -

Sales, use & excise                          -                   -                  -                -

Property tax                                 -                   -                  -                -

Other taxes                                  -                   -                  -                -

                                     -----------------------------------------------------------------
Total                                $       -            $      -           $      -          $     -
                                     =================================================================

Aging of accounts receivable and post-petition accounts payable

Age in days                             0-30               30-60             Over 60
Post petition
accounts payable                     $       -            $      -          $ 187,934

Accounts receivable                  $       -            $      -          $       -

For post petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Binnings Acquisition, Inc.                            187,934 Billing in dispute

Monthly Summary of Operations                                             Form 4
DANVID WINDOW COMPANY                                       Case Number 00-43726
Period Ended: FEBRUARY 28, 2003
Schedule of Postpetition Taxes Payable

                                                     Beginning           Accrued/           Payments/          Ending
                                                      Balance            Withheld           Deposits          Balance
                                                      -------            --------           --------          -------
Income taxes withheld:
Federal                                              $       -           $ 82,076          $   82,076         $      -
State                                                        -                  -                   -                -
Local                                                        -                                                       -

FICA withheld                                                -             59,514              59,514                -

Employers FICA                                               -             59,514              59,514                -

Unemployment tax:
Federal                                                      -              6,994               6,994                -
State                                                                      21,681              21,681                -

Sales, use & excise                                     91,436             71,865              91,436           71,865

Property tax                                                 -                  -                   -                -

Other taxes                                                  -                  -                   -                -

                                                     -----------------------------------------------------------------
Total                                                $  91,436           $301,644          $  321,214         $ 71,865
                                                     =================================================================

Aging of accounts receivable and post-petition accounts payable

Age in days                                             0-30              30-60             Over 60             Total
                                                        ----              -----             -------             -----
Post petition
accounts payable                                     $   511,319         $      -          $        -         $  511,319

Accounts receivable                                  $ 3,824,163         $902,584          $  124,023         $4,850,770

For post petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Monthly Summary of Operations                                             Form 4
AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE
Period Ended: FEBRUARY 28, 2003                             Case Number 00-43726
Schedule of Postpetition Taxes Payable

                                   Beginning        Accrued/         Payments/           Ending
                                    Balance         Withheld          Deposits           Balance
                                    -------         --------          --------           -------
Income taxes withheld:
Federal                            $       -        $     -          $       -           $     -
State                                      -                                                   -
Local                                      -                                                   -

FICA withheld                              -                                                   -

Employers FICA                             -                                                   -

Unemployment tax:
Federal                                    -                                                   -
State                                      -                                                   -

Sales, use & excise                        -                                 -                 -

Property tax                               -                                                   -

Other taxes                                -                                                   -
                                   -------------------------------------------------------------
Total                              $       -        $      -         $       -           $     -
                                   =============================================================

Aging of accounts receivable and post-petition accounts payable

Age in days                          0-30             30-60           Over 60             Total
                                     ----             -----           -------             -----
Post petition
accounts payable                   $   6,017        $  2,190         $  85,758           $ 93,965

Accounts recievable                Corporate does not hold Trade A/R

For post petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

                    AMERICAN ARCHITECTURAL PRODUCTS CORP.                 Form 4
                            A/P AGING DETAIL
                         AS OF FEBRUARY 28,2003

                      DATE                       NAME                           OPEN BALANCE
                   ------------    -------------------------------------        ------------
1 - 30
                      2/27/03      North Pittsburgh Telephone Company            $    163.52
                      2/27/03      Modern Office Products, Inc.                        95.98
                       2/1/03      Tamcon                                           5,757.00
                                                                                 -----------
Total 1-30                                                                          6,016.50
31 - 60
                      12/2/02      Nadler Nadler & Burdman Co.                      2,190.30   Will be paid upon confirmation
                                                                                 -----------   and submission of final
Total 31 - 60                                                                       2,190.30   fee application

> 60

                      11/1/00      Ameritech                                          553.51   In dispute
                      1/12/01      ADP, Inc.                                        3,632.62   In dispute
                       9/5/01      American Commercial Holdings, Inc.              26,004.46   In dispute
                     12/16/02      Squire, Sanders & Dempsey LLP                    7,958.40   Will be paid upon confirmation
                  Various dates    Kramer Levin Naftalis & Frankel LLP             47,609.21   and submission of final
                                                                                 -----------
Total > 60                                                                         85,758.20   APPLICATION
                                                                                 -----------
TOTAL                                                                            $ 93,965.00
                                                                                 ===========

DANVID WINDOW COMPANY                                                     Form 5
Monthly Cash Statement                                      Case Number 00-43726
For the month ending February 28, 2003

                                           General             Payroll             Lockbox
                                          ----------         -----------         -----------
Beginning book balance                    $  (576,532)       $    (1,468)        $   110,024
Receipts                                           -                   -           3,911,725
Transfers received                          2,961,400          1,066,938                   -
                                          --------------------------------------------------
Balance available                           2,384,868          1,065,471           4,021,749
Disbursements                              (2,961,185)        (1,066,368)                  -
Transfers sent                                      -                  -          (3,597,774)
                                          --------------------------------------------------
Ending book balance                       $  (576,317)       $      (897)        $   423,975
                                          ==================================================

Attach copies of the most recent reconciled bank statements from each account.

GENERAL ACCOUNT:
Name and Address:                 National City Bank of PA
                                  527 Chartiers Avenue
                                  McKees Rocks, PA 15136
Account Number:                  0658765843

PAYROLL ACCOUNT:
Name and Address:                 Bank of America
                                  P.O. Box 798
                                  Witchita, KS 67201
Account Number:                  1390059896

LOCKBOX ACCOUNT:
Name and Address:                 National City Bank of PA
                                  4100 West 150th Street
                                  Cleveland, OH 44135
Account number:                  951286

Other monies on hand (specify type and location) (I.e. CD's petty cash, etc.)

$400.00 in petty cash with controller
$100.00 in cash change drawer for cash sales.

Date:                             March 21, 2003

Signature:                        /s/ Lee Morton
                                  ------------------------
                                   Debtor in Possession

DANVID WINDOW COMPANY                                                     Form 5
                                                            Case Number 00-43726
Daily Summary of Cash Receipts for the month of: February 2003

       Date             General              Payroll            Lockbox
       ----             -------            ----------          ----------
         1              $     -            $        -          $        -
         2
         3                                                        240,298
         4                                                         51,202
         5                                                        144,797
         6                                                        124,245
         7                                                        142,382
         8
         9
        10                                                        328,965
        11                                                        308,953
        12                                                        508,234
        13                                                         63,644
        14                                                        239,668
        15
        16
        17                                                        398,886
        18                                                        101,204
        19                                                         50,276
        20                                                        216,328
        21                                                        176,210
        22
        23
        24                                                        301,792
        25                                                         20,722
        26                                                         40,857
        27                                                        162,624
        28                                                        290,437
                        -------------------------------------------------
Total                   $     -            $        -          $3,911,725
                        =================================================

DANVID WINDOW COMPANY                                                     Form 5
                                                            Case Number 00-43726
Daily Summary of Cash Disbursements for the month of: February 2003
Note: Disbursements equals checks written and other bank transfers.

     Date                 General            Payroll            Lockbox
     ----                 -------            -------            -------
        1               $         -        $        -          $        -
        2
        3                    59,966
        4                   135,771
        5                    43,432           276,844
        6                   185,188
        7                   259,527
        8
        9
       10                    81,462
       11                    45,779
       12                    41,755           269,620
       13                   171,969
       14                   707,084
       15
       16
       17                    78,230
       18                    54,737
       19                     8,907           257,379
       20                   115,494
       21                   416,294
       22
       23
       24                    46,962
       25                    27,628
       26                     3,507
       27                    80,872           262,525
       28                   396,622
                        -------------------------------------------------
 Total                  $ 2,961,185        $1,066,368          $        -
                        =================================================

DANVID WINDOW COMPANY                                                     Form 5
                                                            Case Number 00-43726
Daily Summary of cash transfers for the month of February 2003
Disbursements from:

Date        General       Payroll       Lockbox
-----       -------       -------     -----------
 1          $     -       $     -     $         -
 2
 3                                        110,274
 4                                        243,706
 5                                         51,265
 6                                        147,625
 7                                        124,394
 8
 9
10                                        146,258
11                                        331,811
12                                        308,953
13                                        508,234
14                                         64,488
15                                              -
16                                              -
17                                              -
18                                        639,566
19                                        108,335
20                                         50,276
21                                        216,570
22                                              -
23                                              -
24                                        176,295
25                                              -
26                                        325,298
27                                         34,014
28                                         10,416
            -------------------------------------
Total       $     -       $     -     $ 3,597,774
            =====================================

DANVID WINDOW COMPANY                                                     Form 5
                                                            Case Number 00-43726
Daily Summary of cash transfers for the month of February 2003
Disbursements to:

Date            General           Payroll     Lockbox
----            -------           -------     -------
 1
 2
 3              126,288
 4              140,372
 5              276,847           276,911
 6              208,167
 7               24,710
 8
 9
10               38,825
11              211,776
12              229,266           269,686
13              141,965
14               12,240
15
16
17
18              219,413
19              351,864           257,484
20              378,973
21              226,854
22
23
24               42,210
25               24,441
26              126,627           262,858
27              101,370
28               79,194
            -----------------------------------------
Total       $ 2,961,400       $ 1,066,938     $     -
            =========================================

DANVID WINDOW COMPANY                                                     Form 5
BANK RECONCILIATION - NAT'L CITY BANK #0658765835               Case No 00-43726
CHECKING ACCOUNT GL ACCTS 1010 AND 1011
FOR THE MONTH ENDED FEBRUARY 28, 2003

                                            Beginning       Disbursements    Deposits        Transfers           Ending
                                          -------------     --------------   --------      --------------     -------------
Bank
     Per bank                             $           -     $(2,961,399.90)                $ 2,961,399.90     $           -
        Prior O/S checks                    (598,626.40)        598,626.40                                                -
        Current O/S checks                                     (576,317.28)                                     (576,317.28)
                                                                                                                          -
                                          ---------------------------------------------------------------------------------
     Adjusted bank balance                $ (598,626.40)    $(2,939,090.78)  $      -      $ 2,961,399.90     $ (576,317.28)
                                          =================================================================================
General ledger
  Per ledger
     Balance acct 1010                    $ (598,211.51)    $(2,324,305.25)                $ 2,346,199.48     $ (576,317.28)
     Balance acct 1011                        21,679.64        (636,880.06)                    615,200.42                 -
                                          ---------------------------------------------------------------------------------
     Total general ledger balance           (576,531.87)     (2,961,185.31)         -        2,961,399.90       (576,317.28)
     ACCT 1010 REC ITEMS
     UPS 01/31/03                               (414.89)            414.89                                                -
     ACCT 1011 REC ITEMS
     PPG 1/30/03                             (21,679.64)         21,679.64                                                -
                                          ---------------------------------------------------------------------------------
  Adjusted ledger balance                 $ (598,626.40)    $(2,939,090.78)  $      -      $ 2,961,399.90     $ (576,317.28)
                                          =================================================================================

DANVID WINDOW COMPANY                                                     Form 5
BANK RECONCILIATION - #1390059896                               Case No 00-43726
PAYROLL ACCOUNT ACCT #1020
FOR THE MONTH ENDED FEBRUARY 28, 2003

                                 BEGINNING        CHECKS            DEPOSITS         WIRES/OTHER              ENDING
                               ------------   ---------------    --------------     -------------          ------------
Bank
  Per bank - 13900059896       $ 187,150.06   $ (1,090,272.71)   $ 1,068,644.85                            $ 165,522.20
    Prior O/S checks            (189,271.64)       189,271.64                                                         -
    Current O/S checks                            (166,893.54)                                              (166,893.54)
    ADP tax withdrawals                            257,615.54                         (257,615.54)                    -
    ADP garnishment withdrawals                      5,344.16                           (5,344.16)                    -
    ADP fee withdrawals                              7,124.26                           (7,124.26)                    -
    Bank fees                                          956.23                             (956.23)                    -
    Direct Deposits                                136,371.10                         (136,371.10)                    -
                               ----------------------------------------------------------------------------------------
  Adjusted bank balance        $  (2,121.58)  $   (660,483.32)   $ 1,068,644.85     $ (407,411.29)         $  (1,371.34)
                               ========================================================================================
General ledger
  Per ledger                   $  (1,467.55)  $   (660,483.32)   $ 1,066,938.38     $ (405,884.45)         $    (896.94)
    Check #2136 NR                  (654.03)                                                                    (654.03)
    Deposit 02/28/03                                                   1,706.47                                1,706.47
    January Bank Fee                                                                      (956.23)              (956.23)
    wk 6 Employee Loan                                                                     (67.14)               (67.14)
    wk 7 payroll diff                                                                        1.00                  1.00
    wk 7 Employee Loan                                                                     (67.14)               (67.14)
    wk 8 Employee Loan                                                                    (104.59)              (104.59)
    wk 9 Employee Loan                                                                    (332.65)              (332.65)
    Check #2135 diff                                                                         0.01                  0.01
    Check #2125 diff                                                                        (0.10)                (0.10)
                               ----------------------------------------------------------------------------------------
  Adjusted ledger balance      $  (2,121.58)  $   (660,483.32)   $ 1,068,644.85     $ (407,411.29)         $  (1,371.34)
                               ========================================================================================
Unreconciled difference        $          -   $             -    $            -     $           -          $          -
                               ========================================================================================

DANVID WINDOW COMPANY                                                     Form 5
BANK RECONCILIATION - NATIONAL CITY #951286                     Case No 00-43726
DEPOSITORY ACCOUNT GL ACCT 1015
FOR THE MONTH ENDED FEBRUARY 28, 2003

                                                   Beginning     Disbursements     Deposits            Transfers        Ending
                                                  -----------    -------------   --------------     --------------    -----------
  Per bank                                        $         -                    $ 3,563,848.77     $(3,563,848.77)   $         -
    Prior deposits in transit                                                                                                   -
    02/01/2003                                                                                                                  -
                                                   109,356.55                       (109,356.55)                                -
                                                                                                                                -
    Current deposits in transit                                                      431,152.16                        431,152.16
    02/28/03                                                                                                                    -
                                                  -------------------------------------------------------------------------------
  Adjusted bank balance                           $109,356.55    $           -   $ 3,885,644.38     $(3,563,848.77)   $431,152.16
                                                  ===============================================================================
General ledger
  Per ledger                                      $110,023.55                    $ 3,877,799.84     $(3,563,848.77)   $423,974.62
    Interim Acct 10/7/02 #10067 Bk. Error             (600.00)                           600.00                                 -
    Williams Buildg Supp. #3173 Bk.error               (67.00)                                                             (67.00)
    84 Lumber0 2/24/03                                                                    84.46                             84.46
    84 Lumber 02/28/03                                                                10,380.51                         10,380.51
    KevinStack #670 2/4/03 NSF                                                           (63.29)                           (63.29)
    Millennium Home Bldrs #10978 2/25/03 NSF                                          (2,868.00)                        (2,868.00)
    Millennium Home Bldrs #10978 2/26/03 NSF                                            (289.14)                          (289.14)
                                                  -------------------------------------------------------------------------------
                                                                                                                                -
  Adjusted ledger balance                         $109,356.55    $           -   $ 3,885,644.38     $(3,563,848.77)   $431,152.16
                                                  ===============================================================================
Unreconciled difference                           $         -    $           -   $            -     $            -    $         -
                                                  ===============================================================================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                  Form 5
MONTHLY CASH STATEMENT                                      Case Number 00-43726
FOR THE MONTH ENDED FEBRUARY 28, 2003

                             NATIONAL CITY                 NATIONAL CITY    NATIONAL CITY         EURO
                             DISBURSEMENT       LOCKBOX    DISBURSEMENT       INVESTMENT        OVERNIGHT
                             -------------     ---------   -------------    --------------    -------------
BEGINNING BOOK BALANCE       $   (127,653)  $          -   $     132,713    $   51,572,890    $   1,603,000
ADJUSTMENT                              -              -               -                 -                -
RECEIPTS                                -      4,522,956           1,419            44,652                -
TRANSFERS RECEIVED                377,992              -       5,187,956                 -                -
                             ------------------------------------------------------------------------------
BALANCE AVAILABLE                 250,339      4,522,956       5,322,088        51,617,541        1,603,000
DISBURSEMENTS                    (350,981)             -      (5,272,370)                -                -
TRANSFERS SENT                          -     (4,522,956)              -        (1,400,000)         735,000
                             ------------------------------------------------------------------------------
ENDING BOOK BALANCE          $   (100,642)  $          -   $      49,717    $   50,217,541    $   2,338,000
                             ==============================================================================

Attach copies of the most recent reconciled bank statements from each account.

DISBURSEMENT ACCOUNT:
Name & Address          National City Bank
                        527 Chartiers Ave.
                        McKees Rocks, Pa 15136
Account Number           658765800     Based on account availability National
                                       City Bank invests the balance in an
                                       overnight Euro Investment

LOCKBOX ACCOUNT:
Name & Address          National City Bank
                        PO Box 951288
                        Cleveland, Ohio 44193
Account number          951288

INVESTMENT ACCOUNT
Name and Address        Dreyfus Gov't Cash Management Account
                        National City Bank
                        Pittsburgh, Pa. 15222
Account Number          4603941

Other monies on hand (specify type and location) (I.e. CD's petty cash, etc.)

PETTY CASH:             $     600

Date:                   March 20, 2003

Signature:              /s/ Conni K. McIsaac
                        ---------------------------
                        Debtor in Possession

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                  Form 5
                                                            Case Number 00-43726
Daily Summary of Cash Receipts for the month of February 2003

                                                EURO       NATIONAL CITY
DATE          DISBURSEMENT    LOCKBOX        INVESTMENT      INVESTMENT
----          ------------    -------        ----------    -------------
  1           $          -   $        -      $        -    $           -
  2
  3                             110,274
  4                             296,614
  5                              66,167
  6                             147,625
  7                             124,394
  8
  9
 10                             165,320
 11                             332,437
 12                             312,282
 13                             517,484
 14                              64,591
 15
 16
 17
 18                             647,004
 19                             108,335
 20                              50,276
 21                             216,570
 22
 23
 24                             277,992
 25
 26                             338,036
 27                              34,014
 28                             713,543
 29
 30
 31
Interest                                          1,419           44,652
Net Deposits

              ----------------------------------------------------------
Total         $          -   $4,522,956      $    1,419    $      44,652
              ==========================================================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE   CASE NUMBER    Form 5
                                                            Case Number 00-43726
Daily Summary of Cash Disbursements for the month of February 2003
Note: Disbursements equal checks written and other payments to vendors.

                  NATIONAL CITY                           NATIONAL CITY
    DATE            CHECKS        LOCKBOX    INVESTMENT   DISBURSEMENT
    ----            ------        -------    ----------   ------------
      1            $      -       $    -     $      -     $         -
      2
      3                  50                                   126,424
      4                                                       172,373
      5                                                       657,866
      6                                                       250,614
      7              17,385                                    51,365
      8                                                        96,171
      9                                                       264,624
     10                                                       499,521
     11                                                       152,619
     12                                                        12,384
     13                                                       749,752
     14              60,972                                   623,442
     15                                                       382,891
     16                                                       231,261
     17                                                       163,011
     18                                                        38,581
     19                                                       548,638
     20                                                       114,728
     21             212,216                                    79,445
     22
     23
     24
     25
     26
     27               5,841
     28              54,516
     29
     30
     31
UPS
NSF Checks                                                     53,922
Analysis charge                                                 2,738
                  ---------------------------------------------------
Total              $350,981       $    -     $      -     $ 5,272,370
                  ===================================================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                  Form 5
                                                            Case Number 00-43726
Daily Summary of cash transfers for the month of February 2003
Note: Transfers represent funds transferred from/to other Bank Accounts

 TRANSFERRED FROM:                                                  NATIONAL CITY     EURO       NATIONAL CITY
     DATE                            DISBURSEMENT     LOCKBOX        INVESTMENT     OVERNIGHT    DISBURSEMENT
     ----                            ------------     -------        ----------     ---------    ------------
       1                                $    -      $         -      $        -     $       -       $    -
       2
       3                                                110,274
       4                                                296,614         300,000
       5                                                 66,167
       6                                                147,625         500,000
       7                                                124,394
       8
       9
      10                                                165,320
      11                                                332,437
      12                                                312,282
      13                                                517,484
      14                                                 64,591
      15
      16
      17
      18                                                647,004
      19                                                108,335
      20                                                 50,276         300,000
      21                                                216,570
      22
      23
      24                                                277,992
      25
      26                                                338,036         300,000
      27                                                 34,014
      28                                                713,543
      29
      30
      31
To Disbursement account
Interest
Adj for Euro month end difference                                                    (735,000)
To Investment Account
                                     -------------------------------------------------------------------------
Total                                   $    -      $ 4,522,956      $1,400,000     $(735,000)      $    -
                                     =========================================================================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                  Form 5
                                                            Case Number 00-43726
Daily Summary of cash transfers for the month of February 2003
Note: Transfers represent funds transferred from/to other Bank Accounts

 TRANSFERRED TO:                                                    NATIONAL CITY     EURO       NATIONAL CITY
     DATE                            DISBURSEMENT     LOCKBOX        INVESTMENT     OVERNIGHT    DISBURSEMENT
     ----                            ------------     -------        ----------     ---------    ------------
       1                              $       -        $   -           $      -       $   -       $         -
       2
       3                                     87                                                       110,274
       4                                  8,488                                                       296,614
       5                                 41,728                                                       366,167
       6                                 41,745                                                       647,625
       7                                 26,655                                                       124,394
       8
       9
      10                                    860                                                       165,320
      11                                  8,368                                                       332,437
      12                                    570                                                       312,282
      13                                 10,654                                                       517,484
      14                                    144                                                        64,591
      15
      16
      17
      18                                  1,692                                                       647,004
      19                                  7,501                                                       108,335
      20                                  3,918                                                       350,276
      21                                  4,406                                                       216,570
      22
      23
      24                                 47,019                                                       277,992
      25                                  3,109
      26                                159,153                                                       638,036
      27                                 11,643                                                        34,014
      28                                    251                                                       713,543
      29
      30
      31
From Investment Account
Interest
Adj for Euro month-end difference                                                                    (735,000)
To investment account
                                      -----------------------------------------------------------------------
Total                                 $ 377,992        $   -           $      -       $   -       $ 5,187,956
                                      =======================================================================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                  Form 5
MONTHLY BANK RECONCILIATION - NATIONAL CITY DISBURSEMENT ACCOUNT
FEBRUARY 28, 2003                                           Case Number 00-43726

Balance per Bank                                          $  49,717.26

Less: Outstanding Checks
01/24/03                            8056      1,062.84
02/14/03                            8156     31,397.28
02/14/03                            8162        477.00
02/14/03                            8171      1,843.00
02/21/03                            8178        642.33
02/21/03                            8183      1,305.99
02/21/03                            8190      4,190.50
02/21/03                            8194         94.00
02/27/03                            8198      5,841.47
02/28/03                            8199        269.50
02/28/03                            8200      1,801.00
02/28/03                            8201        229.25
02/28/03                            8202          7.00
02/28/03                            8203         50.50
02/28/03                            8204     12,405.76
02/28/03                            8205      1,000.12
02/28/03                            8206      1,003.79
02/28/03                            8207      1,652.44
02/28/03                            8208      1,867.83
02/28/03                            8209     31,745.00
02/28/03                            8210      1,121.27
02/28/03                            8211        234.54
02/28/03                            8212        399.70
                                                            100,642.11
                                                          ------------
Balance per Books @ 2/28/03                               $ (50,924.85)
                                                          ============

National City Disbursements Corp                           (100,642.11)
National City Disbursements Subs                             49,717.26
                                                          ------------
                                                          $ (50,924.85)
                                                          ============

Note: National City Lockbox, Investment and Euro Overnight account book balances agree to bank balances.

                                                                          FORM 6
                        MONTHLY STATEMENT OF COMPENSATION
              ----------------------------------------------------
               For the Period : February 1 thru February 28, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  GEORGE HOFMEISTER     Capacity:    _________    Principal
                                          _________    Officer
                                             X         Director
                                          ---------
                                          _________    Insider

Detailed Description of Duties: CHAIRMAN OF THE BOARD

Current Compensation Paid:       NONE     Weekly      or      Monthly
                                          ________            _________

Current Benefits Received:       NONE     Weekly      or      Monthly

              Health Insurance            ________            _________
              Life Insurance              ________            _________
              Retirement                  ________            _________
              Company Vehicle             ________            _________
              Entertainment               ________            _________
              Travel                      ________            _________
              Other Benefits              ________            _________

CURRENT TOTAL:                   NONE
                                          Weekly      or      Monthly
                                          ________            _________

Dated: _________                          ___________ ____________ ____________
                                          Principal, Officer, Director, Insider

                                                                          FORM 6
                        MONTHLY STATEMENT OF COMPENSATION
              ----------------------------------------------------
               For the Period : February 1 thru February 28, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  JOSEPH DOMINIJANNI    Capacity:    _________    Principal
                                              X        Officer
                                          ---------
                                              X        Director
                                          ---------
                                          _________    Insider

Detailed Description of Duties: INTERIM PRESIDENT AND CEO TREASURER

Current Compensation Paid:                       Weekly      or      Monthly
                                                                              25,000.00
                                                 ________            ------------------

Current Benefits Received:                       Weekly      or      Monthly

              Health Insurance                   ________                             -
              Life & Disability Insurance        ________                        405.78
                                                                     ------------------
              Retirement                         ________                             -
              Company Vehicle                    ________                        650.00
                                                                     ------------------
              Entertainment                      ________                        852.01
                                                                     ------------------
              Travel, Food, Lodging              ________                         58.43
                                                                     ------------------
              Other Benefits                     ________                        156.91 Phone, Fax, XO Host(e-mail)
                                                                     ------------------

CURRENT TOTAL:
                                                 Weekly      or      Monthly

                                                 ________                     27,123.13
                                                                     ------------------

Dated: _________                          ___________ ____________ ____________
                                          Principal, Officer, Director, Insider

                                                                          FORM 6
                        MONTHLY STATEMENT OF COMPENSATION
               --------------------------------------------------
               For the Period : February 1 thru February 28, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  JONATHAN K. SCHOENIKE   Capacity:    _________    Principal
                                                X        Officer
                                            ---------
                                            _________    Director
                                            _________    Insider


Detailed Description of Duties: GENERAL COUNSEL AND SECRETARY

Current Compensation Paid:                   Weekly     or      Monthly
                                                                         13,333.34
                                                                ------------------

Current Benefits Received:                   Weekly     or      Monthly

              Health Insurance               ________                            -
              Life & Disability Insurance    ________                       143.78
                                                                ------------------
              Retirement                     ________                            -
              Company Vehicle                ________                       450.00
                                                                ------------------
              Entertainment                  ________                        38.85
                                                                ------------------
              Travel, Food, Lodging          ________           __________________

              Other Benefits                 ________                       227.21 cell phone, Mahoning Country Bar Assoc. dues
                                                                ------------------

CURRENT TOTAL:
                                             Weekly     or      Monthly

                                             ________                    27,123.13
                                                                ------------------

Dated: _________                          __________ ____________ ______________
                                          Principal, Officer, Director, Insider

                                                                          FORM 6
                        MONTHLY STATEMENT OF COMPENSATION
               --------------------------------------------------
               For the Period : February 1 thru February 28, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  DOUGLAS J. THOMAS     Capacity:    _________    Principal
                                              X        Officer
                                          ---------
                                          _________    Director
                                          _________    Insider

Detailed Description of Duties: CHIEF FINANCIAL OFFICER

Current Compensation Paid:                   Weekly      or      Monthly
                                             ________                    14,166.00
                                                                 -----------------

Current Benefits Received:                   Weekly      or      Monthly

              Health Insurance               ________            _________
              Life Insurance                 ________            _________
              Retirement                     ________            _________
              Company Vehicle                ________            _________
              Entertainment                  ________            __________________
              Travel, Food, Lodging          ________                      2,139.22
                                                                 ------------------

              Other Benefits                 ________            __________________

CURRENT TOTAL:
                                             Weekly      or      Monthly

                                             ________                     16,305.22
                                                                 ------------------

Dated: _________                          ___________ ____________ ____________
                                          Principal, Officer, Director, Insider

                                                                          FORM 6
                        MONTHLY STATEMENT OF COMPENSATION
               --------------------------------------------------
               For the Period : February 1 thru February 28, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  DAVID J. WOLFE, Jr.     Capacity:    _________    Principal
                                                X        Officer
                                            ---------
                                            _________    Director
                                            _________    Insider


Detailed Description of Duties: ASSISTANT GENERAL COUNSEL AND ASSISTANT
                                SECRETARY

Current Compensation Paid:                   Weekly     or      Monthly
                                                                          7,148.34
                                                                ------------------

Current Benefits Received:                   Weekly     or      Monthly

              Health Insurance               ________                            -
              Life & Disability Insurance    ________                       108.41
                                                                ------------------
              Retirement                     ________                            -
              Company Vehicle                ________                       300.00
                                                                ------------------
              Entertainment                  ________           __________________
              Travel, Food, Lodging          ________                     1,244.82
                                                                ------------------
              Other Benefits                 ________                        61.17 cell phone,
                                                                ------------------

CURRENT TOTAL:
                                             Weekly     or      Monthly

                                             ________                     8,862.74
                                                                ------------------

Dated: _________                          __________ ____________ ______________
                                          Principal, Officer, Director, Insider